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Exhibit 10.14

EXHIBIT A TO
SECURITY AGREEMENT

AIRCRAFT SECURITY AGREEMENT SUPPLEMENT

        Security Agreement Supplement No. 1 (this "Security Agreement Supplement No. 1") dated October 30, 2002, by WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee of that certain trust created under the Trust Agreement dated as of May 10, 2002 with World Travel, LLC, a Nevada limited liability company ("World Travel"), as Trustor (in such capacity, the "Owner") and World Travel, as Trustor under the Aircraft Trust in favor of WYNN LAS VEGAS, LLC, a Nevada limited liability company (being referred to herein, together with any successor(s) thereto in such capacity, as the "Company"). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Security Agreement dated as of October 30, 2002, among the Owner, World Travel and the Company, a copy of which is attached hereto.

WITNESSETH:

        The Loan Agreement and Security Agreement provides for the execution and delivery from time to time of supplements to the Security Agreement substantially in the form hereof which shall particularly describe the Aircraft Collateral and shall specifically grant a security interest in the Aircraft Collateral to the Company.

        The Security Agreement relates to the Aircraft Collateral described in Schedule A thereto, Schedule A to the Security Agreement and each Schedule A attached to each other Security Agreement Supplement attached to the attached Security Agreement.

        The Owner hereby assigns and pledges to the Company, and hereby grants to the Company, a lien and security interest in and to all of the Aircraft Collateral, whether now or hereafter existing or acquired, including the Aircraft Collateral more particularly described in Schedule A hereto.

        TO HAVE AND TO HOLD the aforesaid property unto the Company, its successors and assigns forever, upon the terms and conditions set forth in the Security Agreement to secure the payment of the World Liabilities.

        This Supplement shall be construed in connection with and as part of the Security Agreement and all terms, conditions and covenants contained in the Security Agreement, except as herein modified, shall be and remain in full force and effect.

        Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Security Agreement Supplement No. 1 may refer to the "Security Agreement" without making specific reference to this Security Agreement Supplement No. 1, but nevertheless all such references shall be deemed to include this Security Agreement Supplement No. 1 unless the context shall otherwise require.

        Section 1.1.    Counterparts.    This Supplement No. 1 may be executed and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Supplement.

        Section 1.2.    Governing Law.    THIS SECURITY SUPPLEMENT NO. 1 AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

        Section 1.3.    Headings.    Any headings or captions preceding the text of the several sections hereof are intended solely for convenience of reference and shall not constitute a part of this Supplement No. 1 nor shall they affect its meaning, construction or effect.

        Section 1.4.    The Company.    The Company shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Security Agreement Supplement or for or in respect of the recitals contained herein, all of which are made solely by the Owner.

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        IN WITNESS WHEREOF, Grantor has caused this Security Agreement Supplement No. 1 to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, except as expressly set forth herein, but solely as trustee, as Owner
By:	/s/ C. SCOTT NIELSEN
		Name:	C. Scott Nielsen
		Title:	Vice President
WORLD TRAVEL, LLC, a Nevada limited liability company, as Trustor under the Aircraft Trust
	By:	WYNN LAS VEGAS, LLC, a Nevada limited liability company, its sole member
		By:	WYNN RESORTS HOLDINGS, LLC, a Nevada limited liability company, its sole member
			By:	VALVINO LAMORE, LLC, a Nevada limited liability company, its sole member
				By:	WYNN RESORTS, LIMITED, a Nevada corporation, its sole member
		By:	/s/ MARC H. RUBINSTEIN
			Name:	Marc H. Rubinstein
			Title:	Senior Vice President, General Counsel & Secretary
Notice Address:
Attention: Telephone: Telefacsimile:

Accepted by
WYNN LAS VEGAS, LLC, a Nevada limited liability company, as the Borrower
	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member
		By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member
			By:	Wynn Resorts, Limited, a Nevada corporation, its sole member
		By:	/s/ MARC H. RUBINSTEIN
			Name:	Marc H. Rubinstein
			Title:	Senior Vice President, General Counsel & Secretary
Notice Address:
Attention: Telephone: Telefacsimile:

DESCRIPTION OF AIRCRAFT COLLATERAL

        One Bombardier Inc. model BD-700-1A10 Global Express aircraft bearing manufacturer's serial number 9065 and Federal Aviation Administration Registration Number N711SW (formerly N789TP), including two BMW Rolls Royce BR 710A2-20/01 engines bearing manufacturer's serial numbers 12243 and 12244.

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  Exhibit 10.14
  EXHIBIT A TO SECURITY AGREEMENT
AIRCRAFT SECURITY AGREEMENT SUPPLEMENT
WITNESSETH
DESCRIPTION OF AIRCRAFT COLLATERAL